UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

FENNEC PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

001-32295

(Commission File Number)

British Columbia, Canada	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 of the Act:

+
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	FENC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

 Item 1.01 Entry into a Material Definitive Agreement.

Second Closing of Financing Transaction

On September 23, 2022, Fennec Pharmaceuticals Inc. (the “Company”) completed its previously disclosed financing transaction (the “Financing Transaction”) with Petrichor Opportunities Fund I LP (the “Investor”) in connection with the issuance of up to $45,000,000 of senior secured floating rate convertible notes (the “Notes”), issuable in multiple tranches. The Second Closing is a tranche of $20,000,000 (the “Second Closing Note”) that was issued and convertible at a price per share equal to the Initial Conversion Price equal to $7.89 per share, a 20% premium of the 5-day volume weighted average price (the “VWAP”) of the Company’s common shares as traded on the Nasdaq Capital Market immediately prior to September 20, 2022 which was the date the Company obtained FDA approval of PEDMARK (the “Second Closing Trigger”).

Subsequent to the funding of the Second Closing Note, and before December 31, 2023, the Company may draw up to $20,000,000 of additional financing under the SPA, in one or more tranches of $10,000,000 upon mutual agreement of the Company and the Investor (the “Subsequent Closing Notes”). The Subsequent Closing Notes will be convertible at a price per share equal to $7.89 per share, a 20% premium to the 5-day VWAP of the Company’s common shares as traded on the Nasdaq Capital Market immediately prior to the date on which the Company obtains FDA approval of PEDMARK (the “Second Closing Trigger”).

A commitment fee of 2.0% of the Notes is payable under the SPA. Half of such fee will be paid by the issuance on the first closing of warrants to purchase 55,498 Fennec common shares (“First Closing Warrant”) and half is payable in cash or warrants, at our election, on the second closing. The Warrants will be exercisable at a price per share of $8.11 and will have a term of five years from the date of the grant. Subsequently, the Company elected to have the all the commitment fee of the Notes payable in warrants.

Pursuant to the SPA, the Company agreed to register the Company shares underlying the Notes and warrants by filing a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) by the 105th calendar day after the closing date of the Transaction (subject to certain permitted extensions). To the extent the registration statement is not filed within such 45-day deadline, the registration statement is not declared effective within 150 calendar days (or 180 calendar days if reviewed by the SEC, subject to certain permitted extensions in each case) or the effectiveness of the registration statement is not maintained (subject to certain allowable grace periods), then the Company will be obligated pay a fee.

The Notes and warrants are being offered and sold to the Investor pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D as promulgated thereunder.

Notes

The Notes will be senior secured obligations of the Company. Unless earlier converted or redeemed, the Notes will mature on August 19, 2027.

The Notes accrue interest at a rate equal to the greater of (a) US Prime Rate or (b) three and one-half percent (3.5%), plus the applicable margin of four and one-half percent (4.5%) on the outstanding balance of the Notes, payable quarterly on the first business day of each calendar quarter. Fort the first twenty-four (24) months following the Closing Date, Interest equal to three and one-half percent (3.5%) on the outstanding balance of the Note will be paid-in-kind.

Prior to the maturity, a holder of the Second Closing Note will have the right to convert the principal and any accrued but unpaid interest into shares of Common Stock at a conversion price of $7.89 per share (the “Second Closing Note Conversion Price”), subject to certain adjustments as set forth in the First Closing Note. The Subsequent Closing

Notes will have the right to convert into shares of Common Stock at a conversion price equal to $7.89 to the extend funded.

At any time after August 19, 2025, the Company has the right to redeem all, but not less than all, of the outstanding Notes for cash prior to the Maturity Date, at a redemption premium on such amount as follows: (a) prior to August 19, 2026, 110%; and (b) after August 19, 2026 but on or prior to August 19, 2027, 107.5% (the “Redemption Premium”).

Upon the occurrence of certain events of default as set forth in the Notes (other than events of default relating to bankruptcy, insolvency, reorganization or liquidation proceedings) or a change of control, a holder of the Notes may require the Company to redeem all or any portion of its Notes at the applicable Redemption Premium. If certain events of default relating to bankruptcy, insolvency, reorganization or liquidation proceedings occur, all outstanding principal and accrued and unpaid interest (plus any accrued and unpaid late charges) will automatically become due and payable at the applicable Redemption Premium.

The Notes contain certain covenants and restrictions, including, among others, that, for so long as the Notes are outstanding, the Company will not incur any indebtedness (other than permitted indebtedness under the Notes), permit liens on its properties (other that permitted liens under the Notes), make payments on junior securities, make dividends or transfer certain assets or permit its unrestricted cash to be less than a minimum amount.

The foregoing description of the SPA, the Second Closing Note and Second Closing Warrant is not complete and is qualified in its entirety by reference to the full text of the Second Closing Note and the Form of Second Closing Warrant, which are filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and are incorporated herein by reference. The SPA was filed in exhibit 10.1 pursuant to the Form 8-K on August 1, 2022.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02.Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01.Other Events.

The Company issued a news release announcing the Agreement with Petrichor Opportunities Fund I LP. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No. Description

4.1	Form of Second Closing Note and Form of Second Warrant

99.1	Press Release dated September 26, 2022

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENNEC PHARMACEUTICALS INC.

Date September 26, 2022	By:	/s/ Robert Andrade
Robert Andrade Chief Financial Officer